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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                FEBRUARY 11, 2005


                         DIGITAL IMAGING RESOURCES INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                            0-10176                          22-2306487
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(State or other            (Commission File Number)               (IRS Employer
jurisdiction                                                Identification No.)
of incorporation)


                355 MADISON AVENUE, MORRISTOWN, NEW JERSEY 07960
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (973) 538-4177


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          (Former name or former address, if changed since last report)

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) On February 11, 2005, Robert Hesse resigned as a Director of the Registrant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DOMINION RESOURCES, INC.





Dated:  February 14, 2005           By:    /s/ Theodore Swartwood
                                         ------------------------------
                                         Theodore Swartwood, President


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